                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 11, 2000
                                                       ------------------

                                    VerticalNet, Inc.
----------------------------------------------------------------------------------------
                      (Exact name of registrant specified in Charter)

   Pennsylvania                       000-25269                   23-2815834
----------------------------------------------------------------------------------------
   (State or other                    (Commission                (IRS Employee
   jurisdiction of                    File Number)             Identification No.)
   incorporation


       700 Dresher Road
         Horsham, PA                                                  19044
----------------------------------------------------------------------------------------
(Address of principal executive offices)                             Zip Code


          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE:  215-328-6100

        (Former name and former address, if changed since last report)

ITEM 5.  OTHER EVENTS
         ------------

(a) On February 1, 2000, the Registrant issued a press release announcing the formation of VerticalNet Europe, a joint venture with British Telecommunications, plc and Internet Capital Group. The Registrant announced that it will be the majority shareholder in the joint venture and that such venture will be funded with $227 million in cash and assets from the three partners. Also, the Registrant announced the formation of VerticalNet UK Ltd. as part of such joint venture. A copy of the press release is filed herewith as an
Exhibit 99.1 and incorporated herein by reference.

(b) On January 20, 2000, the Registrant issued a press release announcing that it had entered into a strategic alliance with Microsoft Corp. to deliver business to business e-commerce services and content to customers. The Registrant announced that Microsoft will provide it with distirbution and marketing support in addition to making an investment of $100 million in the Registrant. The Registrant announced that it had agreed to adopt Microsoft technologies as the underlying platforms that support its trade communities. A copy of the press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

(c) On January 17, 2000, the Registrant issued a press release announcing plans to form a Japanese joint venture between the Registrant and Softbank Commerce Corp., a wholly owned subsidiary of Softbank Corporation. A copy of the press release is filed herewith as Exhibit 99.3 and incorporated herein by reference.

ITEM 7.  EXHIBITS.
-------  --------


         (c)   Exhibits.
               ---------

               Exhibit No.  Description of Document
               -----------  -----------------------

               99.1         Press Release dated February 1, 2000
               99.2         Press Release dated January 20, 2000
               99.3         Press Release dated January 17, 2000

                                 SIGNATURE
                                 ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VERTICALNET, INC.



Date:  February 11, 2000      By:  /s/ Gene S. Godick
                                 -------------------------------------------
                                  Gene S. Godick
                                  Senior Vice President, Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------



EXHIBIT NO.    DESCRIPTION OF DOCUMENT
-----------    -----------------------

99.1           Press Release dated February 1, 2000
99.2           Press Release dated January 20, 2000
99.3           Press Release dated January 17, 2000